Filed pursuant to Rule 497
Registration No. 333-228963

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

SUPPLEMENT NO. 1 DATED JANUARY 22, 2020 TO

THE PROSPECTUS DATED DECEMBER 4, 2019

Series A Preferred Stock

On January 9, 2020, Clarion Partners Real Estate Income Fund Inc. (the “Fund”) sold 125 shares of 12.0% Series A cumulative preferred stock of the Fund, $0.001 par value per share (“Series A Preferred Stock”), at a purchase price of $1,000 per share, for aggregate gross proceeds of $125,000. Holders of the Series A Preferred Stock are entitled to a cumulative preferred dividend, payable semiannually, in an amount equal to 12.0% per annum of the $1,000 purchase price per share plus any accrued and unpaid dividends. The sale was made in a private offering pursuant to Regulation D promulgated under the Securities Act.

In connection with the offering of Series A Preferred Stock, the Fund adopted Articles Supplementary to its charter which sets forth the rights, preferences and privileges of the Series A Preferred Stock. The Fund may redeem the A Preferred Stock at any time. The redemption price for the Series A Preferred Stock is equal to the initial purchase price of $1,000 per share plus any accrued and unpaid dividends and, if such redemption occurs on or prior to December 31, 2021, a $100 per share redemption premium. Holders of the Series A Preferred Stock are entitled to elect two of the Fund’s directors and to elect a majority of the Fund’s directors if at any time dividends on the Series A Preferred Stock are unpaid in an amount equal to two full years’ dividends.

Portfolio Management Update

Effective February 3, 2020, Janis Mandarino will join the Fund’s portfolio management team. Ms. Mandarino is a Senior Vice President and an Assistant Portfolio Manager for Clarion Partners’ separate account portfolios. In her role, she has shared responsibility for formulating investment strategies for her clients and subsequently overseeing their execution through new acquisitions, dispositions and financings. Prior to her current position, Ms. Mandarino was a member of Clarion Partners’ acquisitions team focused on investment opportunities in the Northeast, Midwest, and Texas. In addition to acquisitions, Ms. Mandarino’s prior experience includes positions in portfolio management, asset management, and portfolio finance. Ms. Mandarino joined Clarion Partners in 2006 and began working in the finance industry in 2000. She is a member of the Urban Land Institute and earned her B.B.A. from Emory University.

Effective February 3, 2020, the investment professionals at Clarion Partners who are primarily responsible for the day-to-day portfolio management of the Fund are Richard Schaupp, Onay Payne, Jason Glasser and Janis Mandarino.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

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